Financial Instruments	9 Months Ended
Sep. 30, 2021
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

26. FINANCIAL INSTRUMENTS
Cenovus’s financial assets and financial liabilities consist of cash and cash equivalents, accounts receivable and accrued revenues, restricted cash, net investment in finance leases, accounts payable and accrued liabilities, risk management assets and liabilities, investments in the equity of private companies, long-term receivables, lease liabilities, contingent payment, short-term borrowings and long-term debt. Risk management assets and liabilities arise from the use of derivative financial instruments.
A) Fair Value of Non-Derivative Financial Instruments
The fair values of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, and short-term borrowings approximate their carrying amount due to the short-term maturity of these instruments.
The fair values of restricted cash, long-term receivables and net investment in finance leases approximate their carrying amount due to the specific non-tradeable nature of these instruments.
Long-term debt is carried at amortized cost. The estimated fair value of long-term borrowings has been determined based on period-end trading prices of long-term borrowings on the secondary market (Level 2). As at September 30, 2021, the carrying value of Cenovus’s long-term debt was $12,986 million and the fair value was $14,427 million (December 31, 2020 carrying value – $7,441 million, fair value – $8,608 million).
Equity investments classified as FVOCI comprise equity investments in private companies. The Company classifies certain private equity instruments at FVOCI as they are not held for trading and fair value changes are not reflective of the Company’s operations. These assets are carried at fair value on the Consolidated Balance Sheets in other assets. Fair value is determined based on recent private placement transactions (Level 3) when available.
The following table provides a reconciliation of changes in the fair value of private equity instruments classified at FVOCI:

Total
As at December 31, 2020	52
Acquisition	1
Change in Fair Value (1)	—
As at September 30, 2021	53
(1)     Changes in fair value are recorded in OCI.
B) Fair Value of Risk Management Assets and Liabilities
The Company’s risk management assets and liabilities consist of crude oil, natural gas and refined product swaps, futures and, if entered into, forwards, options, as well as condensate futures and swaps, foreign exchange and interest rate swaps. Crude oil, condensate, natural gas and refined product contracts are recorded at their estimated fair value based on the difference between the contracted price and the period-end forward price for the same commodity, using quoted market prices or the period-end forward price for the same commodity extrapolated to the end of the term of the contract (Level 2). The fair value of foreign exchange swaps are calculated using external valuation models which incorporate observable market data, including foreign exchange forward curves (Level 2) and the fair value of interest rate swaps are calculated using external valuation models which incorporate observable market data, including interest rate yield curves (Level 2). The fair value of cross currency interest rate swaps are calculated using external valuation models which incorporate observable market data, including foreign exchange forward curves (Level 2) and interest rate yield curves (Level 2).
Summary of Unrealized Risk Management Positions

	September 30, 2021			December 31, 2020
	Risk Management			Risk Management
As at	Asset	Liability	Net	Asset	Liability	Net
Crude Oil, Natural Gas, Condensate and Refined Products	24	316	(292)	5	58	(53)
The following table presents the Company’s fair value hierarchy for risk management assets and liabilities carried at fair value:

As at	September 30, 2021	December 31, 2020
Level 2 – Prices Sourced From Observable Data or Market Corroboration	(292)	(53)
Prices sourced from observable data or market corroboration refers to the fair value of contracts valued in part using active quotes and in part using observable, market-corroborated data.
The following table provides a reconciliation of changes in the fair value of Cenovus’s risk management assets and liabilities from January 1 to September 30:

2021
Fair Value of Contracts, Beginning of Year	(53)
Acquisition	(14)
Fair Value of Contracts Realized During the Period	725
Change in Fair Value of Contracts in Place at Beginning of Year and Contracts Entered Into During the Period	(951)
Unrealized Foreign Exchange Gain (Loss) on U.S. Dollar Contracts	1
Fair Value of Contracts, End of Period	(292)
C) Fair Value of Contingent Payment
The contingent payment is carried at fair value on the Consolidated Balance Sheets. Fair value is estimated by calculating the present value of the expected future cash flows using an option pricing model (Level 3), which assumes the probability distribution for WCS is based on the volatility of West Texas Intermediate (“WTI”) options, volatility of Canadian-U.S. foreign exchange rate options and both WTI and WCS futures pricing, and discounted at a credit-adjusted risk-free rate of 2.3 percent. Fair value of the contingent payment has been calculated by Cenovus’s internal valuation team that consists of individuals who are knowledgeable and have experience in fair value techniques. As at September 30, 2021, the fair value of the contingent payment was estimated to be $392 million (December 31, 2020 – $63 million).
As at September 30, 2021, average WCS forward pricing for the remaining term of the contingent payment is $77.66 per barrel. The average implied volatility of WTI options and the Canadian-U.S. dollar foreign exchange rate options used to value the contingent payment were 35.8 percent and 6.8 percent, respectively.
Changes in the following inputs to the option pricing model, with fluctuations in all other variables held constant, could have resulted in unrealized gains (losses) impacting earnings before income tax as follows:

As at September 30, 2021	Sensitivity Range	Increase	Decrease
WCS Forward Prices	± $5.00 per barrel	(74)	74
WTI Option Implied Volatility	± five percent	(1)	1
Canadian to U.S. Dollar Foreign Exchange Rate Option Implied Volatility	± five percent	—	—

D) Earnings Impact of (Gains) Losses From Risk Management Positions

	Three Months Ended		Nine Months Ended
For the periods ended September 30,	2021	2020	2021	2020
Realized (Gain) Loss	184	138	725	226
Unrealized (Gain) Loss	(27)	(135)	226	7
(Gain) Loss on Risk Management	157	3	951	233
Realized and unrealized gains and losses on risk management are recorded in the reportable segment to which the derivative instrument relates.